                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                       PRECISION OPTICS CORPORATION, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                  MASSACHUSETTS
--------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)


                                   04-2795294
--------------------------------------------------------------------------------
                      (I.R.S. Employer Identification No.)

                     22 EAST BROADWAY, GARDNER, MA          01440
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices)  (Zip Code)

   PRECISION OPTICS CORPORATION, INC. AMENDED AND RESTATED 1997 INCENTIVE PLAN
--------------------------------------------------------------------------------
                            (Full Title of the Plan)

                               JACK P. DREIMILLER
           SENIOR VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER
                       PRECISION OPTICS CORPORATION , INC.
                                22 EAST BROADWAY
                          GARDNER, MASSACHUSETTS 01440
--------------------------------------------------------------------------------
                     (Name and Address of Agent For Service)

                                 (978) 630-1800
--------------------------------------------------------------------------------
          (Telephone Number, Including Area Code, of Agent for Service)


                  Please send copies of all communications to:
                              PATRICK O'BRIEN, ESQ.
                                ROPES & GRAY LLP
                             ONE INTERNATIONAL PLACE
                           BOSTON, MASSACHUSETTS 02110
                                 (617) 951-7000

                         CALCULATION OF REGISTRATION FEE

======================== ====================== ====================== ====================== ======================
                                                  Proposed Maximum       Proposed Maximum
Title of Securities to       Amount To Be        Offering Price Per     Aggregate Offering          Amount of
     be Registered          Registered (1)            Share (2)              Price (2)        Registration Fee (2)
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Common Stock -
$.01 Par Value                100,000 shares            $2.06                $206,000                $16.67
======================== ====================== ====================== ====================== ======================

(1) The number of shares of common stock being registered is subject to adjustment to prevent dilution resulting from stock splits, stock dividends, or similar transactions.

(2) An offering price of $ 2.06 per share has been estimated, pursuant to
Section 457(c) and (h) on the basis of the average of the high and low prices of shares as reported by the Nasdaq SmallCap Market on December 4, 2003, solely for the purpose of calculating the registration fee.

                                     PART I

ITEM 1.  PLAN INFORMATION

         Not required to be filed with this registration statement.

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION

         Not required to be filed with this registration statement.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

         The Registrant hereby incorporates herein by reference the following documents of the Registrant:

         (a) The Registrant's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003, as filed with the Securities and Exchange Commission (the "Commission") on September 26, 2003;

         (b) The Registrant's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2003, as filed with the Commission on November 13, 2003;

         (c) The description of the Company's Common Stock included in the Registrant's Registration Statement on Form S-1 (No. 33-43929).

         All documents subsequently filed by the Company pursuant to Section 13(a), Section 13(c), Section 14 and Section 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated herein by reference and a part hereof from the date of filing of such documents.


             INFORMATION REGARDING FINANCIAL STATEMENTS INCROPORATED
                  BY REFERENCE INTO THIS REGISTRATION STATEMENT

         Section 11(a) of the Securities Act of 1933 (the "Securities Act") provides that if any part of a registration statement at the time it becomes effective contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, any person acquiring a security pursuant to such registration statement (unless it is proved that at the time of such acquisition such person knew of such untruth or omission) may sue, among others, every accountant who has consented to be named as having prepared or certified any part of the registration statement, or as having prepared or certified any report or valuation which is used in connection with the registration statement, with respect to the statement in such registration statement, report or valuation which purports to have been prepared or certified by the accountant.

         The Company's annual report on Form 10-KSB for the year ended June 30, 2003, which is incorporated by reference in this Registration Statement, includes the report of Arthur Andersen LLP ("Andersen") on the Company's consolidated statements of operations, stockholders' equity and cashflows for the fiscal year ended June 30, 2001. On July 1, 2002, the Company dismissed Andersen as its independent accountants. This action was approved by the Company's Board of Directors and Audit Committee. The Company has been unable to obtain, after reasonable efforts, Andersen's written consent to incorporate by reference Andersen's reports on the financial statements. Under these circumstances, Rule 437a under the Securities Act permits this Registration Statement to be filed without a written consent from Andersen. Because of the absence of such written consent from Andersen, a person acquiring shares pursuant to this Registration Statement will not be able to assert claims against Andersen under Section 11(a) of the Securities Act of 1933 for any untrue statement of a material fact contained in the consolidated financial statements audited by Andersen or any omissions to state a material fact required to be stated herein.

ITEM 4.  DESCRIPTION OF SECURITIES

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

         Not applicable

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

         The Registrant is organized under the laws of The Commonwealth of Massachusetts. The Massachusetts Business Corporation Law provides that indemnification of directors, officers, employees and other agents of a corporation, and persons who serve at its request as directors, officers, employees or other agents of another organization, or who serve at its request in any capacity with respect to any employee benefit plan, may be provided by the corporation to whatever extent specified in or authorized by its articles of organization, a by-law adopted by the stockholders or a vote adopted by the holders of a majority of the shares of stock entitled to vote on the election of directors, except that no indemnification may be provided for any person with respect to any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation. Under Massachusetts law, a corporation can purchase and maintain insurance on behalf of any person against liability incurred as a director, officer, employee, agent or person serving at the request of the corporation as a director, officer, employee or other agent of another organization or with respect to any employee benefit plan, in his capacity as such, whether or not the corporation would have the power to itself indemnify him against such liability.

         The Registrant's articles of organization provide that its directors shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liabilities is not permitted under the Massachusetts Business Corporation Law as in effect at the time such liability is determined. The by-laws of the Registrant provide generally that the Registrant shall, to the extent legally permissible, indemnify its directors and officers against all liabilities and expenses incurred by them in connection with the defense or disposition of any action, suit or other proceeding in which he may be involved, or by which he may be threatened, by reason of his being or having been a director or officer, except with respect to any matter as to which he shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the Registrant. In addition, the Registrant holds a directors and officers liability policy.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

         Not applicable.

ITEM 8.  EXHIBITS


Exhibit Number   Title of Exhibit
--------------   ----------------
4.1              1997 Incentive Plan Amended and Restated as of November 11,
                 2003 (1)

4.2              Articles of Organization of the Registrant (2)

4.3              By-laws of the Registrant (3)

4.4              Specimen Common Stock Certificate (4)

5.1              Opinion of Ropes & Gray

23.1             Consent of KPMG LLP

23.2 Consent of Arthur Andersen LLP (omitted pursuant to Rule 437a under the Securities Act)

23.3 Consent of Ropes & Gray (contained in the opinion filed as Exhibit 5.1 to this Registration Statement)

24.1             Power of Attorney (included on Signature Page)


(1) Incorporated herein by reference to the Registrant's Quarterly Report on Form 10-QSB (No. 001-10647) for the quarter ended September 30, 2003.

(2) Incorporated herein by reference to Registrant's Quarterly Report on Form 10-QSB (No. 001-10647) for the quarter ended December 31, 2002.

(3) Incorporated herein by reference to the Registrant's 1991 Annual Report on Form 10-KSB (No. 001-10647).

(4) Incorporated herein by reference to the Registrant's Registration Statement on Form S-18 (No. 33-36710-B).

ITEM 9.  UNDERTAKINGS

(a) The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i) To include any prospectus required by Section
                  10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events
                  arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information in the registration statement;

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                  provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Securities and Exchange Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Gardner, Massachusetts on this 5th day of December, 2003.


                                      PRECISION OPTICS CORPORATION, INC.

                                      By: /s/ Richard E. Forkey
                                          ------------------------------------
                                          Richard E. Forkey
                                          Chairman, Chief Executive Officer and
                                          President

                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Precision Optics Corporation, Inc., hereby severally constitute and appoint Richard E. Forkey and Jack P. Dreimiller and each of them singly, as true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, any and all amendments (including any post-effective amendments) to this Registration Statement and to file the same, with exhibits thereto and other documents in connection therewith, and generally to do all things in our names and on our behalf in such capacities to enable Precision Optics Corporation, Inc. to comply with the provisions of the Securities Act of 1993, as amended, and all applicable requirements of the Securities and Exchange Commission, and hereby ratify and confirm our signatures as may be signed by said attorneys, or either of them, to any and all such amendments.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the dates indicated.


Signature                                             Capacity                            Date
---------                                             --------                            ----
/s/ Richard E. Forkey                                 Chairman of the                     December 5, 2003
--------------------------------------------          Board of Directors,
Richard E. Forkey                                     Chief Executive Officer
                                                      and President
                                                      (principal executive officer)

/s/ Jack P. Dreimiller                                Senior Vice President,              December 5, 2003
--------------------------------------------          Finance, Chief Financial
Jack P. Dreimiller                                    Officer and Clerk (principal
                                                      financial and accounting
                                                      officer)

/s/ Edward A. Benjamin                                Director                            December 5, 2003
--------------------------------------------
Edward A. Benjamin

/s/ Austin W. Marxe                                   Director                            December 5, 2003
--------------------------------------------
Austin W. Marxe

/s/ Joel R. Pitlor                                    Director                            December 5, 2003
--------------------------------------------
Joel R. Pitlor

/s/ Robert R. Shannon                                 Director                            December 5, 2003
--------------------------------------------
Robert R. Shannon

                                  EXHIBIT INDEX


Exhibit Number    Title of Exhibit
--------------    ----------------

4.1               1997 Incentive Plan Amended and Restated as of November 11,
                  2003 (1)

4.2               Articles of Organization of the Registrant (2)

4.3               By-laws of the Registrant (3)

4.4               Specimen Common Stock Certificate (4)

5.1               Opinion of Ropes & Gray

23.1              Consent of KPMG LLP

23.2 Consent of Arthur Andersen LLP (omitted pursuant to Rule 437a under the Securities Act)

23.3 Consent of Ropes & Gray (contained in the opinion filed as Exhibit 5 to this Registration Statement)

24.1              Power of Attorney (included on Signature Page)


(1) Incorporated herein by reference to the Registrant's Quarterly Report on Form 10-QSB (No. 001-10647) for the quarter ended September 30, 2003.

(2) Incorporated herein by reference to Registrant's Quarterly Report on Form 10-QSB (No. 001-10647) for the quarter ended December 31, 2002.

(3) Incorporated herein by reference to the Registrant's 1991Annual Report on Form 10-KSB (No. 001-10647).

(4) Incorporated herein by reference to the Registrant's Registration Statement on Form S-18 (No. 33-36710-B).